SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

February 13, 2004
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-50261	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

We filed a Form 8-K dated February 13, 2004 for the acquisition of the Public Ledger Building located in Philadelphia, Pennsylvania without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors
G REIT, Inc.:

     We have audited the accompanying statement of revenues and certain expenses of the Public Ledger Building for the year ended December 31, 2003. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the statement of revenues and certain expenses. It is not intended to be a complete presentation of Public Ledger’s revenues and expenses.

     In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1, of Public Ledger for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE, LLP

Los Angeles, California
April 27, 2004

Statement of Revenues and Certain Expenses
Year Ended December 31, 2003

Revenues:
Rental	$6,259,247
Tenant reimbursements	461,596

Total revenues	6,720,843

Certain expenses:
Rental property operating and maintenance	4,011,553
Real estate taxes	608,893

Certain expenses	4,620,446

Revenues in excess of certain expenses	$2,100,397

See accompanying notes to statement of revenues and certain expenses.

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
Year Ended December 31, 2003

Note 1. Basis of Presentation

The accompanying statement of revenues and certain expenses relates to the operations of the Public Ledger Building (“Public Ledger”). On February 13, 2004, G REIT, Inc. (the “Company”) through its wholly owned subsidiary, GREIT – Public Ledger, LLC, a Pennsylvania limited liability company, purchased Public Ledger in Philadelphia, Pennsylvania from an unaffiliated third party for a purchase price of approximately $33,950,000. Public Ledger is a 471,217 square foot 12-story multi-tenant Class B+ office building located in Philadelphia’s East Market Street submarket and was approximately 85% leased to multiple tenants at acquisition. The purchase was financed with approximately $18,875,000 in borrowings under the Company’s credit facility arranged through LaSalle Bank National Association (“LaSalle”). The Company is required to make interest only payments until the due date of January 30, 2006, at which time the loan must be paid in full or refinanced. The Company paid an acquisition fee to Triple Net Realty, Inc. (“Realty”), an affiliate of the Company’s advisor, of $965,000, or approximately 2.8% of the purchase price.

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of Public Ledger for the year ended December 31, 2003 due to the exclusion of interest (if appropriate to exclude), depreciation and amortization expense, which may not be comparable to the proposed future operations of Public Ledger.

Note 2. Summary of Significant Accounting Policies and Practices

(a)	Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases. Tenant reimbursements for real estate taxes, common area maintenance, and other recoverable costs are recognized in the period that the expenses are incurred.

(b)	Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the combined statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Note 3. Minimum Future Lease Rentals

Public Ledger has entered into various lease agreements with tenants to lease space in the property. As of December 31, 2003, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter are as follows:

Year ending December 31:
2004	$7,214,386
2005	6,774,530
2006	6,655,546
2007	6,079,341
2008	5,419,473
Thereafter	6,953,339

$39,096,615

The leases also require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are not included in the amounts above.

Note 4. Tenant Concentrations

For the year ended December 31, 2003, the following tenant generated rental income in excess of 10% of Public Ledger’s total rental income:

	Date of Lease	Aggregate Annual	% Aggregate Annual
Tenant Name	Expiration	Rental Income	Rental Income
General Services Administration	04/23/08	$2,148,660	25.4%

If this tenant were to default on its lease, future revenues of Public Ledger could be severely impacted.

Note 5. Commitments and Contingencies

Public Ledger is subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on Public Ledger’s results of operations.

In connection with the ownership and operation of the real estate property, Public Ledger may be potentially liable for costs and damages related to environmental matters. Public Ledger has not been notified by any governmental authority of any non-compliance, liability or other claim, and Public Ledger is not aware of any other environmental condition that management believes will have a material adverse effect on Public Ledger’s or results of operations.

G REIT, Inc.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2003

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust for federal income tax purposes. Pursuant to a Registration Statement on Form S-11/A under the Securities Act of 1933, as amended, which was declared effective by the Securities and Exchange Commission (the “Commission”) on July 22, 2002 (the “Initial Offering”), the Company offered for sale to the public on a “best efforts” basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan (the “DRIP”) under which its shareholders may elect to have dividends reinvested in additional shares at $9.50 per share of common stock. Subsequent to the transactions described herein, on February 9, 2004, the Company terminated the Initial Offering and began the sale to the public on a “best efforts” basis of 27,000,000 shares of its common stock at a price of $10 per share and up to 1,500,000 additional shares in accordance with the DRIP pursuant to a Registration Statement on Form S-11/A declared effective by the Commission on January 23, 2004 (the “Second Offering” and, together with the Initial Offering, the “Offerings”).

From its inception through February 13, 2004, the date of the last property acquisition, the Company sold and issued 20,649,220 of its shares of common stock pursuant to its Offerings resulting in gross proceeds of approximately 205,915,691. Net proceeds after selling commissions, marketing and due diligence costs and organization and offering expenses totaled $181,988,475. Of the total shares sold, 3,086,763 shares were sold and issued subsequent to December 31, 2003 through February 13, 2004, generating gross proceeds of approximately $30,759,958 and net proceeds of approximately $25,080,766. Through February 13, 2004, proceeds raised from the Initial Offering were utilized to complete 14 significant real estate acquisitions:

•	5508 Highway 290 West Building, a property located in Austin, Texas with 74,089 leasable square feet;

•	Two Corporate Plaza, a property located in Clear Lake, Texas with 161,331 leasable square feet;

•	a 30% undivided tenant in common interest in Congress Center, a property located in Chicago, Illinois with 524,730 leasable square feet;

•	Atrium Building, a property located in Lincoln, Nebraska with 166,902 leasable square feet;

•	Department of Children and Families Campus (“DCFC”), a property located in Plantation, Florida with 124,037 leasable square feet;

•	Gemini Plaza, a property located in Houston, Texas with 158,627 leasable square feet;

•	Bay View Plaza, a property located in Alameda, California with 60,434 leasable square feet;

•	North Pointe Corporate Center, a property located in Sacramento, California with 130,805 leasable square feet;

•	824 Market Street, a property located in Wilmington, Delaware with 200,020 leasable square feet;

•	Sutter Square Galleria, a property located in Sacramento, California with 61,036 leasable square feet;

•	One World Trade Center, a property located in Long Beach, California with 573,300 leasable square feet;

•	Centerpoint Corporate Park, a property located in Kent, Washington with 435,784 leasable square feet;

•	AmberOaks Corporate Center, a property located in Austin, Texas with 281,885 leasable square feet; and

•	Public Ledger Building, a property located in Philadelphia, Pennsylvania with 471,217 leasable square feet.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the 14 significant acquisitions, including the purchase of Public Ledger, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical consolidated financial statements of the Company and those of Public Ledger, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale and issuance of 3,086,763 shares of the Company’s common stock from January 1, 2004 through February 13, 2004 pursuant to the Offerings;
(ii)	the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003;
(iii)	the acquisition of Atrium Building completed on January 31, 2003;
(iv)	the acquisition of DCFC completed on April, 25, 2003;
(v)	the acquisition of Gemini Plaza completed on May 2, 2003;
(vi)	the acquisition of Bay View completed on July 31, 2003;
(vii)	the acquisition of North Pointe completed on August 11, 2003;
(viii)	the acquisition of 824 Market completed on October 10, 2003;
(ix)	the acquisition of Sutter Square completed on October 28, 2003;
(x)	the acquisition of One World Trade completed on December 5, 2003;
(xi)	the acquisition of Centerpoint completed on December 30, 2003;
(xii)	the acquisition of AmberOaks completed on January 20, 2004;
(xiii)	the acquisition of Public Ledger completed on February 13, 2004; and
(xiv)	the financings under the Company’s line of credit with LaSalle to acquire AmberOaks and Public Ledger.

The Company intends to operate Public Ledger subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of Public Ledger based on the rents to be paid during the first full year after acquisition are approximately $1,136,000. Approximately $2,752,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of Public Ledger is $25,463,000 and (ii) Public Ledger’s building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.

Pro forma Consolidated Balance Sheet
December 31, 2003
(Unaudited)

		Pro Forma
		Adjustments
	Company	Issuance	Draws on	Purchase of	Company
	Historical	of Shares	Line of Credit	Public Ledger	Pro Forma
		(A)	(B)	(C)
Assets
Real estate investments:
Operating properties, net	$298,606,101	$—	$—	$35,523,182	$334,129,283
Investments in unconsolidated real estate	14,156,658	—	—	—	14,156,658

	312,762,759	—	—	35,523,182	348,285,941
Cash and equivalents	15,533,420	25,080,766	18,874,989	(32,125,755)	27,363,420
Accounts receivable, net	2,081,603	—	—	—	2,081,603
Real estate deposits	2,600,703	—	—	(1,500,000)	1,100,703
Deferred financing costs	3,947,040	—	—	—	3,947,040
Other assets, net	8,935,719	—	—	1,252,651	10,188,370

	$345,861,244	$25,080,766	$18,874,989	$3,150,078	$392,967,077

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$4,157,758	$—	$—	$8,707	$4,166,465
Mortgage loans payable	97,287,026	—	—	—	97,287,026
Line of credit	81,533,603	—	18,874,989	—	100,408,592
Security deposits and prepaid rent	3,089,599	—	—	315,538	3,405,137
Identified intangible liabilities	7,971,764	—	—	2,825,833	10,797,597
Distributions payable	1,036,031	—	—	—	1,036,031

	195,075,781	—	18,874,989	3,150,078	217,100,848
Minority interest	263,622	—	—	—	263,622
Shareholders’ equity
Common stock, $0.01 par value; 50,000,000 shares authorized; 17,562,457 shares issued and outstanding on a historical basis and 20,649,220 on a pro forma basis	175,624	30,868	—	—	206,492
Additional paid-in capital	156,733,019	25,049,898	—	—	181,782,917
Distributions in excess of earnings	(6,386,802)	—	—	—	(6,386,802)

	150,521,841	25,080,766	—	—	175,602,607

	$345,861,244	$25,080,766	$18,874,989	$3,150,078	$392,967,077

The accompanying notes are an integral part of these financial statements.

G REIT, INC.

Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2003
(Unaudited)

				Public Ledger
	Company			Property	Pro Forma		Company
	Historical	Adjustments		Historical	Adjustments		Pro Forma
		(D)		(F)
Revenues
Rental income	$12,427,027	$30,983,814		6,720,843	652,115	(L)	50,783,799
Expenses
Rental expenses	2,888,913	8,218,551		3,484,581	—		14,592,045
Property taxes and assessments	1,044,839	3,892,302		608,893	287,387	(I)	5,833,421
Insurance	157,832	521,709		—	—		679,541
Management fees	658,412	1,421,391		201,223	134,819	(G)	2,415,845
General and administrative	1,887,139	307,144		325,749	—		2,520,032
Interest	2,647,937	4,023,488		—	736,125	(J)	7,407,550
Ground lease expense	37,583	101,461		—	—		139,044
Depreciation	3,350,782	6,223,390		—	1,912,945	(H)(M)	11,487,117

	12,673,437	24,709,436		4,620,446	3,071,276		45,074,595
Net income before other income and minority interest	(246,410)	6,274,378		2,100,397	(2,419,161)		5,709,204
Other income:
Interest income	123,146	26,086		—	—		149,232
Equity in earnings of unconsolidated real estate	204,487	—		—	—		204,487

Net income before minority interest	81,223	6,300,464		2,100,397	(2,419,161)		6,062,923
Minority interest	3,286	12,535	(K)	—	—		15,821
Net income	$77,937	6,287,929		2,100,397	(2,419,161)		$6,047,102
Weighted average number of common shares outstanding
Basic and diluted	8,242,697	3,086,763	(E)				11,329,460
Earnings per share-basic and diluted	$0.01						$0.53

The accompanying notes are an integral part of these financial statements.

G REIT, INC.

Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

Pro Forma Balance Sheet

(A) Net proceeds from the sale of an additional 3,086,763 shares of the Company’s common stock subsequent to December 31, 2003 and through February 13, 2004 pursuant to the offering, as follows:

Gross offering proceeds	$30,759,958
Less:
Selling commissions, investor marketing and due diligence costs	3,164,678
Offering expenses	2,514,514
Net proceeds	25,080,766
Common stock, par value $.01 per share	30,868
Additional paid-in-capital	$25,049,898

(B) Represents financings under the Company’s line of credit with LaSalle in connection with the purchase of Public Ledger. Approximately $1.5 million of funds were utilized toward the real estate deposits on this property.

(C) Reflects the allocation of the purchase price to tangible property (land, building and improvements) and intangibles as described below. Cash to effect the purchase was net of real estate deposits paid prior to closing, specific mortgage borrowings plus the effect of security deposit liabilities assumed upon closing, as applicable. The purchase price was allocated as follows:

Public Ledger
Tangible property	$35,523,182
Deferred asset intangible	1,252,652
Deferred revenue intangible	(2,825,834)

Total purchase price	33,950,000
Less real estate deposits	(1,500,000)
Line of credit	(18,874,989)
Liabilities asssumed	(325,011)

Cash paid/(received) at purchase	$13,250,000

Deferred asset intangible represents the aggregate value of acquired intangibles, primarily the lease origination cost savings associated with in-place tenants which have been capitalized as part of the purchases and are included in other assets in the accompanying pro forma consolidated balance sheet at December 31, 2003. Deferred revenue represents the capitalized intangible associated with in-place tenant lease contracts marked to market at time of acquisition.

Pro Forma Statements of Operations

(D) Includes, as previously reported:

(ii) revenues and certain expenses of previous acquisitions completed in 2003 and 2004, on a pro forma basis, for the period January 1, 2003 to the earlier of the date of each acquisition or December 31, 2003.

•	Atrium Building (date of acquisition-January 31, 2003);

•	DCFC (date of acquisition-April 25, 2003);

•	Gemini Plaza (date of acquisition-May 2, 2003);

•	Bay View (date of acquisition-July 31, 2003);

•	North Pointe (date of acquisition-August 11, 2003);

•	824 Market (date of acquisition-October 10, 2003);

•	Sutter Square (date of acquisition-October 28, 2003);

•	One World Trade (date of acquisition-December 5, 2003); and

•	AmberOaks (date of acquisition-January 20, 2004).

Rental income includes the effect of amortizing the capitalized deferred revenue intangible associated with in-place leases over the term of such leases. Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives. General and administrative expenses include the straight line effect of amortizing acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases.

(E) Issuance of 3,086,763 shares of the Company’s common stock sold from January 1, 2004 through February 13, 2004, reflected as of the beginning of the period presented.

(F) Actual revenues and certain expenses of Public Ledger for the year ended December 31, 2003.

(G) Reflects the incremental management fees to be paid by the Company to Realty based on a rate of 5% of Public Ledger’s gross historical property revenue.

(H) Depreciation expense for Public Ledger is calculated using the straight line method applied to the estimated depreciable cost basis of the property over its estimated useful life of 39 years.

(I) An adjustment was made to Public Ledger for incremental property tax expense assuming the Company’s acquisition price and an annual property tax rate of 2.64%.

(J) Reflects interest expense on the LaSalle line of credit related to Public Ledger (3.9%) for the year ended December 31, 2003.

(K) Minority interest share of Bay View’s pro forma earnings for the year ended December 31, 2003.

(L) Reflects amortization of deferred revenue intangible capitalized upon the acquisition of the in-place leases of Public Ledger utilizing the straight-line method over the term of such leases for the periods presented.

(M) Reflects amortization of the deferred intangible asset capitalized in purchase accounting associated with acquired lease obligations (primarily lease origination cost savings related to in-place leases) at Public Ledger utilizing the straight-line method over the term of such leases for the periods presented.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.

Date: April 29, 2004	By:	/s/ Anthony W. Thompson

Anthony W. Thompson
President and Chief Executive Officer